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                                    PLACEMENT
                               PURCHASE AGREEMENT

                                  BY AND AMONG

                              GILMAN + CIOCIA, INC.

                                       AND

                                 THE PURCHASERS

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                             Dated: August 20, 2007

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                                Table of Contents

                                                                            Page
                                                                            ----

1.  Purchase and Sale of Offered Shares........................................1

2.  Closing; Payment and Delivery..............................................1

3.  Representations and Warranties of the Company..............................2

4.  Representations and Warranties of the Purchasers..........................11

    4.1     Authorization.....................................................11
    4.2     Purchase Entirely for Own Account.................................12
    4.3     General Solicitation..............................................12
    4.4     Short Sales and Confidentiality...................................12
    4.5     Disclosure of Information.........................................12
    4.6     Restricted Securities.............................................12
    4.7     Release of Funds..................................................13
    4.8     Purchasers' Indemnification of the Company........................13

5.  Conditions to the Purchasers' Obligations.................................13

    5.1     Representations, Warranties, Covenants and Agreements.............13
    5.2     Opinions of Counsel...............................................13
    5.3     Good Standing Certificate.........................................13
    5.4     Secretary's Certificate...........................................14
    5.5     No Litigation.....................................................14
    5.6     No Suspension of Trading..........................................14
    5.7     No Adverse Market Actions.........................................14
    5.8     Officer's Certificate.............................................14
    5.9     Registration Rights Agreement.....................................14
    5.10    Investor Purchase Agreement.......................................14
    5.11    Shareholder Agreement.............................................14
    5.12    Wachovia Approval.................................................14
    5.13    MetLife Escrow Release............................................15
    5.14    No Material Adverse Effect........................................15
    5.15    Employment Agreements.............................................15

6.  Conditions to the Company's Obligations...................................15

    6.1     Consents..........................................................15
    6.2     Investor Purchase Agreement.......................................15
    6.3     Shareholder Agreement.............................................15
    6.4     Registration Rights Agreement.....................................15
    6.5     Investor Qualification Statement..................................15

7.  Covenants and Agreements of the Parties...................................16

8.  Indemnification...........................................................17

9.  Miscellaneous.............................................................18

                                Table of Contents
                                   (continued)

                                                                            Page
                                                                            ----

    9.1     Survival of Warranties............................................18
    9.2     Successors and Assigns............................................18
    9.3     Governing Law.....................................................18
    9.4     Submission to Jurisdiction; Waiver of Jury Trial..................18
    9.5     Counterparts......................................................18
    9.6     Titles and Subtitles..............................................18
    9.7     Notices...........................................................18
    9.8     Certain Fees and Reimbursements...................................19
    9.9     Amendments and Waivers............................................19
    9.10    Severability......................................................19
    9.11    Entire Agreement..................................................19
    9.12    Publicity.........................................................20
    9.13    Further Assurances................................................20
    9.14    Independent Nature of Purchasers' Obligations and Rights..........20
    9.15    Termination of Agreement..........................................20

                                    PLACEMENT
                               PURCHASE AGREEMENT

      THIS PURCHASE AGREEMENT (the "Agreement") is made as of the 20th day of August 2007, by and among Gilman + Ciocia, Inc., a Delaware corporation ("Company"), and the investors listed on Schedule I (the "Schedule of Purchasers") attached hereto ("Purchasers").

                              W I T N E S S E T H:

      WHEREAS, pursuant to the provisions of this Agreement, the Company desires to sell to the Purchasers, and the Purchasers desire to purchase from the Company, 40,000,000 shares (the "Offered Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"), at a price of $.10 per Offered Share; and

      WHEREAS, the Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Securities Act"), and Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act; and

      WHEREAS, the Purchasers and their permitted transferees will be entitled to the benefits of a Registration Rights Agreement dated as of the Closing (as defined herein) by and among the Company and the Purchasers (the "Registration Rights Agreement"); and

      NOW THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

      1. Purchase and Sale of Offered Shares. On the basis of the representations and warranties contained in this Agreement and subject to its terms and conditions, the Purchasers hereby agree, severally and not jointly, to purchase from the Company, and the Company hereby agrees to issue and sell to the Purchasers, an aggregate of 40,000,000 Offered Shares, for an aggregate purchase price per Purchaser equal to $.10 multiplied by the number of Offered Shares purchased by such Purchaser (the "Purchase Price"), as set forth opposite such Purchaser's name on the Schedule of Purchasers (the "Purchase").

      2. Closing; Payment and Delivery.

            (a) Unless this Agreement is terminated in accordance with Section
9.15 hereof, the closing of the Purchase (the "Closing") shall occur as soon as is reasonably practicable after the date that the closing conditions set forth in Sections 5 and 6 hereof are satisfied (or waived by the party entitled to waive such condition), but in no event later than August 31, 2007, unless extended by the Company (the "Closing Date") either (i) at the offices of Blank Rome LLP, The Chrysler Building, 405 Lexington Avenue, 24th Floor, New York, New York 10174 or such other location as the parties may mutually agree or (ii) by mail.

            (b) At the Closing, the Purchase Price shall be released to the Company from the escrow account (the "Escrow Account") established pursuant to the escrow agreement dated as of the date hereof by and among the Company and the Purchasers (the "Escrow Agreement") against delivery of certificates representing the Offered Shares subscribed to hereunder, with any transfer taxes payable in connection with the transfer of the Offered Shares to the Purchasers duly paid, registered in the names of the Purchasers as set forth on the Schedule of Purchasers attached as Schedule I to this Agreement to the Company on behalf of the Purchasers.

            (c) Each Purchaser shall deliver the aggregate purchase price set forth opposite such Purchaser's name on the Schedule of Purchasers to the Escrow Account by either (i) delivery of a duly executed Debt Conversion Agreement in substantially the form annexed hereto as Exhibit A (the "Debt Conversion Agreement"), or (ii) wire transfer in United States dollars in immediately available funds to the Escrow Account, or (iii) a combination of both of subsections (i) and (ii).

            (d) The Offered Shares delivered for the account of each Purchaser shall be registered in such names and in such denominations as requested in writing by such Purchaser not later than two full business days prior to the Closing Date.

      3. Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to each Purchaser as of the date hereof and the Closing Date. Each of the representations and warranties are qualified in their entirety by the information contained in the Disclosure Schedules to the extent that it is reasonably apparent from the text of such disclosed information that it relates to, or is an exception to, such representation or warranty.

            (a) As of their respective dates, each document filed by the Company with the SEC pursuant to the Exchange Act of 1934, as amended, (the "Exchange Act") or the Securities Act, as any of such documents may have been subsequently amended by filings made by the Company with the SEC prior to the Closing Date (the "SEC Documents"), complied in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the SEC thereunder and none of the SEC Documents contains, and on the Closing Date, none of the SEC Documents will contain, any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (b) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority, corporate and other to own or lease, as the case may be, and operate its properties, whether tangible or intangible, and to conduct its business as described in the SEC Documents and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, have (i) a material and adverse effect on the consummation of the transactions contemplated by any Transaction Document or the enforceability of any Transaction Document (as defined in Section 3(f)) against the Company, or (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition of the Company and the Subsidiaries, taken as a whole, (either of (i) or (ii), a "Material Adverse Effect").

            (c) The Company's subsidiaries are set forth in the Disclosure Schedules (the "Subsidiaries"). Unless the context requires otherwise, all references to the Company include the Subsidiaries. Each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of its state of incorporation or organization (as applicable) as set forth in the Disclosure Schedules, with full power and authority, corporate and other, to own or lease, as the case may be, and operate its properties, whether tangible or intangible, and to conduct its business as currently conducted. Each Subsidiary is duly qualified as a foreign corporation or other entity to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing could not reasonably be expected to have a Material Adverse Effect. The Company owns all of the issued and outstanding shares of capital stock (or other equity or ownership interests) of each Subsidiary, such ownership is free and clear of any security interests, liens, encumbrances, claims, charges, pre-emptive rights and any similar rights of third parties, all of such shares have been duly authorized and validly issued, fully paid and non-assessable, and all of such shares were issued in compliance with applicable state and federal securities law.

            (d) The Company does not presently own, directly or indirectly, an interest in any corporation, association, or other business entity, and is not a party to any joint venture, partnership, or similar arrangement, other than the Subsidiaries.

            (e) Set forth in the Disclosure Schedules is (i) the authorized capital stock of the Company, (ii) the number of shares of capital stock issued and outstanding, (iii) the number of shares of capital stock issuable pursuant to the Company's stock plans; and (iv) the number of shares of capital stock issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company's stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company's employee stock option plan and pursuant to the conversion or exercise of any outstanding securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock ("Common Stock Equivalents"). No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth in the Disclosure Schedules, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of any capital stock of any of the Subsidiaries, any Common Stock or any Common Stock Equivalents. The issuance and sale of the

Offered Shares will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and non-assessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights, similar rights to subscribe for or purchase securities or any rights of third parties. No further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Offered Shares. Except for the Shareholder Agreement (as defined in Section 5.11), there are no stockholders agreements, voting agreements or other agreements with respect to any of the Company's securities to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's securityholders.

            (f) Each of this Agreement, the Escrow Agreement, the Registration Rights Agreement and the Shareholder Agreement (the "Transaction Documents") has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally (including, without limitation, statutory or other laws regarding fraudulent preferential transfers) and equitable principles of general applicability and except as rights to indemnification and contribution under the Registration Rights Agreement may be limited under applicable law and by public policy.

            (g) The execution and delivery by the Company, and the performance by the Company of its obligations under the Transaction Documents will not conflict with or contravene in any material respect, cause a breach or violation of or default under, any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any Subsidiary that is material to the Company and the Subsidiaries, taken as a whole, for which a waiver or consent has not been obtained, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, or any Subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under the Transaction Documents, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Shares and by Federal and state securities laws with respect to the obligations of the Company under the Registration Rights Agreement or such the failure of which to obtain could not reasonably be expected to have a Material Adverse Effect.

            (h) There has not occurred any material adverse change, or any development involving a prospective adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects of the Company and the Subsidiaries, taken as a whole, whether or not arising in the ordinary course of business since June 30, 2006. Since June 30, 2006, neither the Company nor any Subsidiary has entered into any transaction or incurred any liabilities, contingent or otherwise, other than those in the ordinary course of business consistent (including as to amount and nature) with past practices, none of which, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect. Without limiting the foregoing, since June 30, 2006, there has not been:

                  (i) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

                  (ii) any material damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Company or its Subsidiaries;

                  (iii) any waiver, not in the ordinary course of business, by the Company or any Subsidiary of a material right or of a material debt owed to it;

                  (iv) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or a Subsidiary, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company and its Subsidiaries taken as a whole (as such business is presently conducted and as it is proposed to be conducted);

                  (v) any change or amendment to the Company's Certificate of Incorporation or by-laws, or material change to any material contract or arrangement by which the Company or any Subsidiary is bound or to which any of their respective assets or properties is subject;

                  (vi) the loss of the services of any key employee, or material change in the composition or duties of the senior management of the Company or any Subsidiary; or

                  (vii) the loss or threatened loss of any customer or supplier
(i) representing more than 5% of the revenues or expenditures of the Company and its Subsidiaries taken as a whole or (ii) which has had or could reasonably be expected to have a Material Adverse Effect.

            (i) None of the Company nor any Subsidiary is in violation of (i) its charter or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or (ii) other agreement or instrument that is material to the Company and the Subsidiaries taken as a whole to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their properties is bound, except in the case of (ii) for such defaults that could not reasonably be expected to, singly or in the aggregate, have a Material Adverse Effect

            (j) There are no legal or governmental investigations, proceedings, orders, judgments, writs, injunctions, decrees or demands pending or, to the Company's knowledge, threatened to which the Company or any Subsidiary is a party or to which any of the properties of the Company or any Subsidiary is subject other than governmental investigations, proceedings, orders, judgments, writs, injunctions, decrees or demands other than any governmental proceedings, orders, judgments, writs, injunctions, decrees or demands that could not reasonably be expected to, singly or in the aggregate, have a Material Adverse Effect.

            (k) The Company and each Subsidiary (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business, (iii) is in compliance with all material terms and conditions of any such permit, license or approval, (iv) is in compliance with any provisions of the employee Retirement Income Security Act of 1974, as amended, ("ERISA") or the rules and regulations promulgated thereunder and (v) is in compliance with any provisions of the Foreign Corrupt Practice Act or the rules and regulations promulgated thereunder, except, with respect to clauses (i) through (iii), where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or failure to comply with the terms and conditions of such permits, licenses or approvals, could not reasonably be expected to, singly or in the aggregate, have a Material Adverse Effect.

            (l) There are no significant costs or liabilities to the Company or any Subsidiary associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). Neither the Company nor any Subsidiary owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, singly or in the aggregate; and there is no pending or, to the Company's knowledge, threatened investigation that might lead to such a claim.

            (m) None of the Company nor any Subsidiary is, and giving effect to the offering and sale of the Offered Shares and the application of the proceeds thereof will be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

            (n) None of the Company, any Subsidiary nor any of its affiliates (as defined in Rule 501(b) of Regulation D, each an "Affiliate") has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities
Act) which is or will be integrated with the sale of the Offered Shares in a manner that would require the registration under the Securities Act of the Offered Shares or which would adversely affect the reliance by the Company on
Section 4(2) of the Securities Act for the exemption of the Offered Shares from registration under the Securities Act or (ii) offered, solicited offers to buy or sold the Offered Shares by any form of general solicitation or general advertising (as those terms are used in Regulation D) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

            (o) The books, records and accounts of the Company in all material respects accurately and fairly reflect, in reasonable detail, the transactions in the assets of, and the results of operations of, the Company. The Company maintains a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (p) Each of the Company and each Subsidiary owns or possesses, or has the right to use, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed or required by it in connection with the business currently conducted by it as described in the SEC Documents. To the Company's knowledge, there are no valid and enforceable United States patents that are infringed by the business currently conducted by the Company or any Subsidiary, or as currently proposed to be conducted by the Company or any Subsidiary, which infringement, if determined adversely to the Company or any of its Subsidiaries, could reasonably be expected to have a Material Adverse Effect. The Company is not aware of any basis for a finding that the Company does not have valid title or license rights to the patents and patent applications that the Company or any Subsidiary purports to own or license, and, none of the Company nor any Subsidiary has been notified that it is subject to any judgment, order, writ, injunction or decree of any court or any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any arbitrator, nor has it entered into or is it a party to any contract, which restricts or impairs the use of any of the foregoing which could reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received any written notice of, infringement of or conflict with asserted rights of any third party with respect to the business currently conducted by it as described in the SEC Documents and which could reasonably be expected to, singly or in the aggregate, have a Material Adverse Effect if the subject of an unfavorable decision, ruling or finding, and the Company has no knowledge of any facts or circumstances that would serve as a reasonable basis for any such claims.

            (q) Other than with respect to Environmental Laws and ERISA (which are governed by Section 3(l) above) each of the Company and each Subsidiary has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "Authorization") of, and has made all filings with and notices to, all appropriate federal, state, local or foreign governmental or regulatory authorities and self regulatory organizations and all courts and other tribunals, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except to the extent such failure to be valid and in full force and effect or to be in compliance of any such event or the presence of any such restriction could not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect. Each such Authorization is valid and in full force and effect and the Company and each Subsidiary is in compliance with all the material terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto, and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization.

            (r) The financial statements included or incorporated by reference in the Company's Form 10-K for the fiscal year ended June 30, 2006 and the Company's Form 10-Q for the quarterly period ended December 31, 2006 (the "Most Recent SEC Documents") as the same may have been amended prior to the date hereof, together with related schedules and notes, present fairly in all material respects the financial position, results of operations and changes in financial position of the Company and its consolidated subsidiaries on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the other financial and statistical information and data set forth in the Most Recent SEC Documents are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company. The financial information set forth under the captions "Financial Statements and Supplementary Data" and "Financial Information" in the Most Recent SEC Documents are derived from the accounting records of the Company and its subsidiaries, have been computed on a basis consistent with the audited financial statements in the Most Recent SEC Documents and fairly present in all material respects, on the basis stated in the Most Recent SEC Documents, the information included therein. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles consistently applied and the applicable requirements of the Exchange Act.

            (s) There are no existing or, to the Company's knowledge, threatened material labor disputes with the employees of the Company or any Subsidiary.

            (t) The Company and the Subsidiaries are in material compliance with all applicable laws, rules, regulations, orders, licenses, judgments, writs, injunctions and decrees in each state in which the Company's and the Subsidiaries' services are marketed.

            (u) None of the Company nor any Subsidiary has received any written communication notifying the Company or such Subsidiary as to the termination or threatened termination or modification or threatened modification of any agreement material to the business of the Company or any Subsidiary or of any agreement described in the SEC Documents.

            (v) Each of the Company and each Subsidiary has timely prepared and filed all material Federal, state, local and foreign tax returns which are required to be filed through the date hereof, which returns are true and correct in all material respects, or have received extensions thereof, and have paid all taxes shown on such returns and all assessments received by them (other than taxes being contested in good faith and for which adequate reserves have been established) to the extent that the same are material and have become due, except for such assessments which could not reasonably be expected to be material to the Company and the Subsidiaries taken as a whole. All tax liabilities are adequately provided for on the books of the Company and the Subsidiaries and all charges, accruals and reserves on the books of the Company and the Subsidiaries in respect of taxes for all fiscal periods are adequate in all material respects. To the Company's knowledge, there are no tax audits or investigations pending. All taxes and other assessments and levies that the Company or any Subsidiary is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending which if adversely determined could reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect, or, to the Company's knowledge, threatened against the Company or any Subsidiary or any of their respective assets or property. There are no outstanding tax sharing agreements or other such arrangements between the Company and any Subsidiary or other corporation or entity.

            (w) Each of the Company and each Subsidiary is insured against such losses and risks and in such amounts, including with respect to errors and omissions and director and officer policies, the coverages for which are set forth in the Disclosure Schedule, that is customary for comparably situated companies in the businesses in which it is engaged and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure. All policies of insurance and fidelity or surety bonds insuring the Company, any Subsidiary or the Company's or any Subsidiary's businesses, assets, employees, officers and directors which are necessary or advisable for the conduct of the business of the Company and its Subsidiaries are in full force and effect. The Company and each Subsidiary is in compliance with the terms of such policies and instruments in all material respects. The Company has no reason to believe that it and the Subsidiaries will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.

            (x) Each of the Company and each Subsidiary has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or such Subsidiary. Any real property and buildings held under lease by the Company and each Subsidiary is held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company or such Subsidiary.

            (y) Except as set forth in the Disclosure Schedules, (i) since June 30, 2004, the Company has timely filed with the SEC all annual reports on Form 10-K, all quarterly reports on Form 10-Q and all current reports on Form 8-K required to be filed under the Exchange Act, (ii) the Company is and, as of the time of the Closing will be, current in its reporting obligations under the Exchange Act and (iii) the Company and its Subsidiaries have not been notified of any pending investigations of the Company or any of its Subsidiaries by the SEC. To the Company's knowledge, the Company has responded to all comments raised by the SEC with respect to the Company's reports, registration statements and other filings made with the SEC to the SEC's satisfaction, and no comments which (i) could have an adverse effect on the Company's consolidated financial condition or results of operations (past or future), (ii) could require a restatement of previously filed financial statements or (iii) could prevent the Company from using a form that would otherwise be available to it, remain unresolved with the SEC.

            (z) There is and there has been no failure on the part of the Company and the Subsidiaries or, to the Company's knowledge, any of the officers or directors of the Company or any Subsidiary to comply in all material respects with the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

            (aa) Except as set forth in the Investor Questionnaire Statement (as defined in Section 6.5), the Company has not distributed and will not distribute any offering material in connection with the offering and sale of the Offered Shares.

            (bb) Neither the Company nor any of its Affiliates has directly or indirectly, solicited any offer to buy, sold or offered to sell or otherwise negotiated in respect of, or will solicit an offer to buy, sell or offer to sell, or otherwise negotiate in respect of any security which might be integrated with the sale of the Offered Shares in a manner that would require the Offered Shares to be registered under the Securities Act. There are no persons with registration rights or similar rights to have any securities registered by the Company under the Securities Act. No registration under the Securities Act of the Offered Shares is required for the sale of the Offered Shares to the Purchasers under this Agreement, assuming the accuracy of the Purchasers' representations, warranties and agreements set forth in Section 4.

            (cc) The Company has established and maintains disclosure controls and procedures (as such term is in defined in Rule 13a-14 and 15d-14 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's Chief Executive Officer and its Chief Accounting Officer by others within those entities, and such disclosure controls and procedures are reasonably effective to perform the functions for which they were established, subject to the limitation of any such control system; the Company's auditors and the Board of Directors of the Company have been advised of: (i) any significant deficiencies in the Company's ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company's internal controls; any material weaknesses in internal controls have been identified for the Company's auditors and have been delivered to the Purchasers prior to the date hereof; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

            (dd) The Company has caused or will cause to be timely filed with each applicable jurisdiction corresponding to the principal place of business of each Purchaser (as same has been provided by such Purchasers) all appropriate documentation required for the registration of the Purchase under applicable state law or required to secure an exemption from such registration requirements.

            (ee) At the Closing, upon receipt of payment therefor, the Offered Shares will have been duly and validly authorized, issued and paid for pursuant to this Agreement, will be validly issued, fully paid and non-assessable, and shall be free and clear of all encumbrances and restrictions and pre-emptive or other similar rights of third parties (other than those created by the Purchasers), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws.

            (ff) Except as set forth in the Disclosure Schedules, there are no pending actions, suits or proceedings against or affecting the Company, its Subsidiaries or any of its or their properties; and to the Company's knowledge, no such investigations, actions, suits or proceedings have been threatened in writing except those which, if determined in a manner adverse to the Company or any of its Subsidiaries, could not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

            (gg) Neither the Company nor any of its Subsidiaries nor, to the Company's knowledge, any of their respective current stockholders or current or former directors, officers, employees, acting on behalf of the Company or any Subsidiary, has on behalf of the Company or any Subsidiary or in connection with their respective businesses: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets;
(d) made any false or fictitious entries on the books and records of the Company or any Subsidiary; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

            (hh) Except as set forth in the Disclosure Schedules, (i) no officer or director of the Company or any of its Subsidiaries, nor any stockholder owning 5% or more of the Company's outstanding shares of Common Stock (fully diluted), are presently, directly or indirectly, whether individually or through one or more of its Affiliates, a party to any transaction with the Company or any Subsidiary (other than as holders of stock options issued pursuant to the Company's employee stock option plans, and for services rendered as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer or director or, to the Company's knowledge, any entity in which any officer or director has a substantial interest or is an officer, director, trustee or partner. Set forth in the Disclosure Schedules is a list of any indebtedness (with accurate amounts) owed to any officer or director of the Company or any Subsidiary (or any indebtedness owed to any entity in which any such officer or director has a substantial interest) and all other obligations (matured or contingent) between such Persons.

            (ii) The Company and its Subsidiaries maintain a commercially reasonable system of controls to ensure that it and its employees use current best industry practices in connection with the businesses that the Company and its Subsidiaries are engaged in.

      4. Representations and Warranties of the Purchasers. Each of the Purchasers, severally and not jointly, hereby represents and warrants to the Company as of the date hereof as to itself that:

            4.1 Authorization. The Transaction Documents to which such Purchaser is a signatory constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their respective terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (c) to the extent the indemnification provisions contained in the Transaction Documents may be limited by applicable federal or state laws.

            4.2 Purchase Entirely for Own Account. The Offered Shares acquired by each Purchaser will be acquired for investment for such Purchaser's own account. Each Purchaser has full power and authority to enter into this Agreement.

            4.3 General Solicitation. Such Purchaser is not purchasing the Offered Shares as a result of any advertisement, article, notice or other communication regarding the Offered Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

            4.4 Short Sales and Confidentiality. Other than the transaction contemplated hereunder, such Purchaser has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with such Purchaser, executed any disposition, including Short Sales as defined in Rule 200 of Regulation SHO under the Exchange Act (but not including the location and/or reservation of borrowable shares of Common Stock), in the securities of the Company during the period commencing from the time that such Purchaser first received a term sheet from the Company or any other Person setting forth the material terms of the transactions contemplated hereunder until the date hereof. Such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

            4.5 Disclosure of Information. It acknowledges that it has received all the information that it has requested relating to the Company and the purchase of the Offered Shares and further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Purchase. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 3 of this Agreement or the right of the Purchaser to rely thereon.

            4.6 Restricted Securities. It understands that the Offered Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act, only in certain limited circumstances. In this connection, it represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The undersigned agrees to the imprinting of the following (or a substantially similar) legend on any certificate representing the Offered Shares:

      THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD EXCEPT
      (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (ii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE FOR THE OFFER AND SALE OF SUCH SECURITIES.

            4.7 Release of Funds. It hereby acknowledges and agrees that the Purchase Price for the Offered Shares being purchased by it hereunder has been wired by the Purchaser to the Escrow Agent (as defined in the Escrow Agreement), on the date of this Agreement and that, upon the Escrow Agent's receipt of executed (by the Company and such Purchaser) copies of this Agreement, the conditions set forth in Sections 5 and 6 below and a disbursement instruction from the Company covering such Purchase Price funds ("Disbursement Letter"), the Escrow Agent will wire transfer such Purchase Price funds in accordance with the Disbursement Letter, provided, however, that if no Disbursement Letter is received by the Escrow Agent on or prior to October 31, 2007 with respect to such Purchaser's funds, such funds shall be returned without interest to the Purchaser.

            4.8 Purchasers' Indemnification of the Company. Each Purchaser hereby indemnifies and holds the Company and its officers, directors and agents free from any liability they may incur (including the costs of defending any legal action brought against any of the foregoing parties) as a result of any breach by such Purchaser of the representations of the Purchaser set forth in this Section 4.

      5. Conditions to the Purchasers' Obligations. The obligations of each Purchaser to purchase and pay for the Offered Shares set forth opposite its name on the Schedule of Purchasers on the Closing Date are subject to the following conditions:

            5.1 Representations, Warranties, Covenants and Agreements. The representations and warranties of the Company contained in this Agreement or in any certificate of any officer of the Company delivered pursuant to this Agreement shall be true and correct as of the date of this Agreement (or as of the date of the certificate, as the case may be) and as of the Closing Date (unless such representations and warranties expressly relate to a specified date, in which case they shall be true and correct as of the specified date) and the Company shall have complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before such Closing Date.

            5.2 Opinions of Counsel. The Company shall have delivered to the Purchasers on the Closing Date (i) the opinion of Blank Rome LLP, counsel for the Company, dated such Closing Date, to the effect set forth in EXHIBIT B attached hereto, and (ii) the opinion of Ted Finkelstein, General Counsel of the Company, to the effect set forth in EXHIBIT C attached hereto.

            5.3 Good Standing Certificate. The Company shall have delivered to the Purchasers, on the Closing Date a certificate, dated as of a reasonably current date prior to such Closing, issued by the proper authority in Delaware to the effect that the Company is legally existing and in good standing.

            5.4 Secretary's Certificate. The Company shall have delivered to the Purchasers on the Closing Date a certificate, dated as of the Closing Date, executed by the Secretary of the Company certifying the resolutions adopted by the Company's board of directors which approve all of the transactions contemplated by this Agreement.

            5.5 No Litigation. No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority enjoining, preventing or seeking to enjoin the consummation of the transactions contemplated hereby or in the other Transaction Documents.

            5.6 No Suspension of Trading. No stop order or suspension of trading shall have been imposed by the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock.

            5.7 No Adverse Market Actions. No statute, rule, regulation, executive order, decree, ruling, injunction, action, proceeding or interpretation shall have been enacted, entered, promulgated, endorsed or adopted by any court or governmental authority of competent jurisdiction or any self-regulatory organization or trading market or the staff of any of the foregoing, having authority over the matters contemplated hereby which questions the validity of, or challenges or prohibits the consummation of, any of the transactions contemplated by this Agreement.

            5.8 Officer's Certificate. The Company shall have delivered to the Purchasers on the Closing Date a certificate, dated the Closing Date, and signed by an executive officer of the Company, certifying to the fulfillment of the conditions specified in Sections 5.1, 5.3, 5.6 and 5.7.

            5.9 Registration Rights Agreement. The Company and each Purchaser shall have duly executed and delivered the Registration Rights Agreement in the form attached hereto as EXHIBIT D.

            5.10 Investor Purchase Agreement. The conditions set forth in Sections 5 and 6 of the stock purchase agreement dated April 25, 2007 (the "Investor Purchase Agreement") by and among the Company and the purchasers set forth on Schedule I thereto (the "Investor Purchasers") shall have been met and there shall be no default by any of the Investor Purchasers.

            5.11 Shareholder Agreement. The shareholder agreement to be entered into as of the Closing Date by and among the Company and the shareholders set forth on Schedule I and Schedule II thereto and the Schedule of Purchasers hereto (the "Shareholder Agreement") shall have been duly executed and delivered by the parties thereto.

            5.12 Wachovia Approval. The Company shall have obtained the consent required of Wachovia Bank, National Association in respect of the transactions contemplated by the Transaction Documents.

            5.13 MetLife Escrow Release. Pursuant to that certain letter agreement dated April 23, 2007 between the Company and MetLife Insurance Company of Connecticut ("MetLife"), the Company shall in the Disbursement Letter authorize and direct the Escrow Agent to pay MetLife $2,375,000 from the Escrow Account (the "MetLife Escrow Release").

            5.14 No Material Adverse Effect. From the date of this Agreement to the Closing Date no Material Adverse Effect shall have occurred.

            5.15 Employment Agreement. Michael Ryan shall have entered into an employment agreement with the Company reasonably satisfactory to the Board and the Investor Purchasers.

      6. Conditions to the Company's Obligations. The obligations of the Company to issue and sell the Offered Shares to the Purchasers on the Closing Date are subject to the accuracy of the representations and warranties of the Purchasers contained in this Agreement, the Investor Qualification Statement or in any certificate or other document delivered by the Purchasers pursuant to this Agreement and to the following further conditions:

            6.1 Consents. The Company shall have (a) prepared and filed a proxy statement after providing the Purchasers counsel with a reasonable opportunity to review and comment thereon and duly called and given notice of a special meeting of its stockholders (the "Stockholders Meeting") for the purpose of voting and approving (i) the transactions contemplated by the Transaction Documents and the Placement Purchase Agreement, such approval shall have been granted by the holders of a majority of the shares voting on such transactions, and (ii) an increase in the authorized capital stock of the Company to 500,000,000 shares of Common Stock, such approval shall have been granted by a majority of the stockholders entitled to vote at such Stockholders Meeting (the "Stockholders Consent") and (b) obtained any and all consents, permits, approvals, registrations and waivers necessary for consummation of the transactions contemplated by the Transaction Documents, except for registration of the Offered Shares under the Securities Act pursuant to the Registration Rights Agreement (as defined in Section 5.9).

            6.2 Investor Purchase Agreement. The closing conditions set forth in Sections 5 and 6 of the Investor Purchase Agreement shall have been met and there shall be no default by any of the Investor Purchasers.

            6.3 Shareholder Agreement. The Shareholder Agreement shall have been duly executed and delivered by the parties thereto.

            6.4 Registration Rights Agreement. The Company and each Purchaser shall have duly executed and delivered the Registration Rights Agreement in the form attached hereto as EXHIBIT D.

            6.5 Investor Qualification Statement. Each Purchaser shall have duly executed and delivered the Investor Qualification Statement in the form attached hereto as EXHIBIT E.

      7. Covenants and Agreements of the Parties.

            (a) The Company covenants as follows:

                  (i) The Company will not solicit any offer to buy or offer or sell the Offered Shares by means of any form of general solicitation or general advertising (as those terms are used in Regulation D) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act that would be integrated with the purchase.

                  (ii) Neither the Company nor any of its Affiliates will take any action prohibited by Regulation M under the Exchange Act in connection with the sale and distribution of the Offered Shares contemplated hereby.

                  (iii) As soon as practicable after the Closing Date, the Board shall establish and maintain a Compensation Committee and an Audit Committee which shall be comprised of three (3) independent members of the Board, one of which shall be a director nominated by the Investor Purchasers.

                  (iv) The Company shall not use more than an aggregate of $62,500 of the net proceeds of the sale of the Offered Shares to repay the Wachovia Debt in the principal amount of $50,000 and a fee in the amount of $12,500 and shall not use any of the proceeds of the sale of Offered Shares or the Rights Offering to repay indebtedness to any Affiliate of the Company or its Subsidiaries.

                  (v) The Company will take such actions as may be reasonably required to carry out the provisions of this Agreement and the other Transaction Documents.

            (b) Each Purchaser hereby consents to the Company's conducting a rights offering of up to $2,000,000 aggregate amount of Common Stock, subject to increase with the consent of the Investor Purchasers, to its stockholders to purchase up to ten (10) shares of Common Stock for each share of Common Stock held by such stockholder at the same price at which the Offered Shares are being purchased pursuant to this Agreement, provided that the amount of shares shall be reduced on a pro rata basis if the aggregate subscriptions exceed $2,000,000 (the "Rights Offering"). Each Purchaser hereby waives any rights to participate in such Rights Offering and will execute any such document or agreement reasonably requested by the Company acknowledging its waiver of its right to participate in such Rights Offering.

            (c) Each management stockholder set forth on Schedule 7(c) hereto hereby waives any rights to participate in such Rights Offering and will execute any such document or agreement reasonably requested by the Company acknowledging its waiver of its right to participate in such Rights Offering.

            (d) The Company shall be permitted to use any cash proceeds received from the sale of shares of Common Stock pursuant to this Purchase Agreement to repay indebtedness or accrued and unpaid compensation to Affiliates.

      8. Indemnification.

            (a) The Company agrees to indemnify and hold harmless each Scheduled Purchaser (individually, the "Indemnified Person" or collectively the "Indemnified Person") from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any pending or threatened action, proceeding or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in the SEC Documents (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), (ii) caused by any omission or alleged omission to state in the SEC Documents a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, (iii) that arise out of or are based upon any breach of any representation or warranty contained in any of the Transaction Documents, (iv) or any breach of any agreement, obligation or covenant of the Company contained in any of the Transaction Documents, (v) arising out of the transactions contemplated by this Agreement and the other Transaction Documents, and (vi) arising out of the Rights Offering. Notwithstanding the foregoing, no payment in respect of Section 8(a)(iii) shall be made by the Company to the Purchasers unless and until the aggregate of all indemnification claims of the Purchasers under Section 8(a)(iii) or 8(a)(iv) exceeds $75,000 (the "Indemnification Threshold") upon which the Purchasers shall be entitled to whatever indemnification they would be entitled to under Section 8(a)(iii) or 8(a)(iv) without regards to the Indemnification Threshold.

            (b) Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against the Company under this Section 7, the Indemnified Person will promptly notify the Company in writing of the commencement thereof, and the Company will, subject to the provisions hereinafter stated, assume the defense of such action (including the employment of counsel reasonably satisfactory to the Indemnified Person and the payment of expenses in connection with such defense) insofar as such action relates to an alleged liability in respect of which indemnity may be sought against the Company under this Section; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is materially prejudiced by such failure to notify. After notice from the Company of its election to assume the defense of such claim or action, and provided it continues to meet its obligations hereunder, the Company shall no longer be liable to the Indemnified Person under this Section for any legal or other expenses subsequently incurred by the Indemnified Person in connection with the defense thereof other than reasonable costs incurred prior to the Company assuming the defense of such action; provided, however, that if in the reasonable good faith judgment of the Indemnified Person or Persons, because of a conflict of interest of the counsel employed by Company, to be represented by separate counsel, the Indemnified Person or Persons shall have the right to employ separate counsel to represent the Indemnified Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Persons thereof against the Company, in which event the reasonable fees and expenses of one such separate counsel to represent all of the Indemnified Persons shall be borne by the Company. Without the prior written consent of the Indemnified Person, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

      9. Miscellaneous.

            9.1 Survival of Warranties. All of the representations and warranties made herein shall survive the execution and delivery of this Agreement for a period of two (2) years.

            9.2 Successors and Assigns. This Agreement is personal to each of the parties and may not be assigned without the written consent of the other parties. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

            9.3 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

            9.4 Submission to Jurisdiction; Waiver of Jury Trial. No proceeding related to this Agreement or the transactions contemplated hereby may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and each of the Company and each Purchaser hereby irrevocably and unconditionally consent to the jurisdiction of such courts and personal service with respect thereto, waive any objection to the laying of venue of any such litigation in such courts and agree not to plead or claim that such litigation brought in any courts has been brought in an inconvenient forum. Each of the Company and each Purchaser hereby waive all right to trial by jury in any proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement.

            9.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

            9.6 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            9.7 Notices. Unless otherwise provided, any notice, authorization, request or demand required or permitted to be given under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or three (3) days following deposit with the United States Post Office, by registered or certified mail, postage prepaid, or one business day after it is sent by an overnight delivery service, or when sent by facsimile with machine confirmation of delivery addressed as follows:

            If to the Purchasers to:

            The address set forth opposite their name on the Schedule of Purchasers.

            If to Company:

            Gilman + Ciocia, Inc.
            11 Raymond Avenue
            Poughkeepsie, New York 12603
            Attn: Legal Department
            Fax: (845) 622-3638

            In either case, with a copy to:

            Blank Rome LLP
            405 Lexington Avenue, 23rd Floor
            New York, New York 10174
            Attention: Robert J. Mittman, Esq.
            Fax: (212) 885-5001

      Any party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

            9.8 Certain Fees and Reimbursements. Each party represents that it neither is nor will be obligated for any finders' or brokers' fee or commission in connection with this transaction.

            9.9 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Purchasers holding Offered Shares evidencing, in the aggregate, an amount equal to not less than 50.1% of the aggregate number of Common Stock then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

            9.10 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

            9.11 Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

            9.12 Publicity. No public release or announcement concerning the transactions contemplated hereby shall be issued by the Purchasers without the prior consent of the Company.

            9.13 Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

            9.14 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Offered Shares pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchaser are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

            9.15 Termination of Agreement. Either the Company or the Purchasers may terminate this Agreement if (A) either (i) the Closing has not occurred on or prior to October 31, 2007 or (ii) the conditions to Closing of such party (as set forth in Sections 5 or 6) shall become impossible to satisfy without waiver thereof by such party, and (B) the party seeking to terminate the Agreement has not breached the Agreement in any material respect. Upon termination of this Agreement pursuant to this Section 9.15, all funds being held in the Escrow Account shall be returned to the Purchasers. In the event of the termination of this Agreement pursuant to this Section 9.15, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto in respect of such termination; provided, that nothing contained herein shall relieve any party from liability with respect to (x) any breach of this Agreement occurring prior to such termination or (y) any obligation under
Section 8 hereof.

      IN WITNESS WHEREOF, the parties have executed this Purchase Agreement as of the date first above written.

                                                    GILMAN + CIOCIA, INC.


                                                    By: /s/ Ted H. Finkelstein
                                                        ------------------------
                                                        Name: Ted H. Finkelstein
                                                        Title: Vice President

                     [SIGNATURE PAGES OF PURCHASERS FOLLOW]

Purchaser signature page with respect to Purchase Agreement between Gilman + Ciocia, Inc. and the several Purchasers dated August 16, 2007.

                                              PURCHASER: Prime Partners II, LLC
                                              Signed on August 13, 2007

                                              ----------------------------------


                                              By: /s/ Ralph A. Porpora
                                                  ------------------------------
                                                  Name: Ralph A. Porpora
                                                  Title: Member and Manager

Address and phone number of Purchaser:           11 Raymond Avenue
                                                 -------------------------------
                                                 Poughkeepsie, NY 12603
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------
Principal Contact at Purchaser:                  Ralph A. Porpora
                                                 -------------------------------

Telephone Number of Principal Contact:           845-485-3338
                                                 -------------------------------

Email of Principal Contact:                      rporpora@primefs.com
                                                 -------------------------------

Tax ID No. of Purchaser:                         26-0706398
                                                 -------------------------------

Dollar Amount of Offered Shares subscribed for by the Purchaser: $1,542,000
                                                                 ---------------

Number of Offered Shares subscribed for by the Purchaser:        15,420,000
                                                                 ---------------

                                   SCHEDULE I

                                   PURCHASERS

                                   DISCLOSURE

                                  SCHEDULES TO

                               PURCHASE AGREEMENT

                              DATED August 20, 2007

Annexed to the Registrant's Form 8-K dated May 1, 2007, incorporated by reference herein.

                                    EXHIBIT A

                        FORM OF DEBT CONVERSION AGREEMENT

Annexed as Exhibit 10.2 on the Registrant's Form 8-K dated August 24, 2007, incorporated by reference herein.

                                    EXHIBIT B

                           FORM OF BLANK ROME OPINION

Annexed to the Registrant's Form 8-K dated May 1, 2007, incorporated by reference herein.

                                    EXHIBIT C

                      FORM OF COMPANY COUNSEL LEGAL OPINION

Annexed to the Registrant's Form 8-K dated May 1, 2007, incorporated by reference herein.

                                    EXHIBIT D

                      FORM OF REGISTRATION RIGHTS AGREEMENT

Annexed as Exhibit 10.4 on the Registrant's Form 8-K dated August 24, 2007, incorporated by reference herein.

                                    EXHIBIT E

                    FORM OF INVESTOR QUALIFICATION STATEMENT

                                                                       EXHIBIT E

                        Investor Qualification Statement

Gilman + Ciocia, Inc.
11 Raymond Avenue
Poughkeepsie, New York  12603

      The information contained in this Investor Qualification Statement (the "Statement") is being furnished to you to enable you to determine whether the undersigned qualifies as an "accredited investor," as such term is defined in Regulation D ("Regulation D") promulgated under the Securities Act of 1933, as amended (the "Securities Act").

      The undersigned understands that: (i) you will rely upon the information contained herein for purposes of such determination and (ii) this Statement is not an offer to purchase any securities of Gilman + Ciocia, Inc. ("Gilman"). The undersigned represents to you that (i) the information contained herein is complete and accurate and may be relied upon by you and (ii) the undersigned will notify you immediately of any material change in any of such information.

      All information furnished is for the sole use by you and your counsel and will be held in confidence by you and such counsel, except that this Statement may be furnished to such parties as you deem desirable to establish compliance with federal or state securities laws.

      The undersigned hereby represents and warrants as follows:

A.       Administrative Information

         NUMBER OF SHARES OF COMMON STOCK OF GILMAN HELD

         NAME(S) IN WHICH SECURITIES OF GILMAN ARE TO BE HELD:

         1.       ______________________________________________________________
                  First Name               Initial                     Last Name

         2.       ______________________________________________________________
                  Name of Trust, Corporation or Other Entity

         SOCIAL SECURITY NUMBER(S): OR      TAX IDENTIFICATION NUMBER(S):

         1.       ____________________            ______________________________

         2.       ____________________            ______________________________

         Manner in which title is to be held (please check one):

         ________  Individual Ownership         Other (if trust, give name, date
         ________  Community Property           and beneficiaries; if an estate,
         ________  Joint Tenant with Rights     give names of estate and
                   in Survivor                  executor(s): ___________________
                                                ________________________________
                                                ________________________________
         ________  Tenants in Common
         ________  Partnership
         ________  Corporation
                   Limited Liability Company

INVESTOR TELEPHONE NUMBERS:         HOME/CELL PHONE:    ________________________
                                                        Area Code

                                    BUSINESS:           ________________________
                                                        Area Code

INVESTOR ADDRESS:

________________________________________________________________________________

________________________________________________________________________________
         City                        State                              Zip Code

B.       Accredited Investor Suitability Representation

      The undersigned must complete the paragraph or paragraphs below, which describes the suitability requirement under which the undersigned intends to qualify as an "accredited investor". Initial and complete in full all paragraphs that apply to the undersigned below. If none of the paragraphs in this Section B apply to you, you must complete Section C below. If at least one of the paragraphs in this Section B apply to you, then you do not need to complete Section C.

________ 1.       Net Worth Suitability

      This suitability requirement may be selected only by individuals and NOT by a corporation, partnership, trust, estate, unincorporated association or other entity.

      The undersigned represents and warrants that his or her individual net worth, or net worth with spouse, exceeds $1,000,000 as of the date of this Statement.

________ 2.       Annual Net Income Suitability

      This suitability requirement may be selected only by individuals, and NOT by a corporation, partnership, trust, estate, unincorporated associated or other entity.

      The undersigned represents and warrants that his or her individual net income was in excess of $200,000 in each of the two most recent years (i.e., years ended on December 31, 2006 and 2005), and he or she reasonably expects his or her net income to be in excess of $200,000 in the current year (i.e., the year ending on December 31, 2007); in the alternative, the undersigned represents that his or her joint income with his or her spouse was in excess of $300,000 for each of the two most recent years (i.e., years ended on December 31, 2006 and 2005), and he or she reasonably expects such joint net income to be in excess of $300,000 for the current year (i.e., the year ending on December 31, 2007).

________ 3.       The undersigned represents and warrants that he or she is a director, executive officer, or general partner of Gilman.

________ 4.       Entity Suitability

      The undersigned represents and warrants that it is a corporation, a partnership, a limited liability company, an unincorporated association or a trust, and that each owner of an equity interest in the entity or each beneficiary of the trust, satisfied the suitability requirements of either paragraph 1 (net worth) or paragraph 2 (net income) or paragraph (3) (executive officer or director).

________ 5.       Certain Qualified Organizations

      The undersigned represents and warrants that it is (check one):

        ________  a.    A bank (as defined in Section 3(a)(2) of the Securities
                        Act).

        ________  b.    A private business development company as defined in
                        Section 202(a)(22) of the Investment Advisors Act of
                        1940.

        ________  c.    An organization described in Section 501(c)(3) of the
                        Internal Revenue Code (tax exempt organization), a corporation or similar business trust or partnership, not formed for the specific purpose of making this investment, having total assets in excess of $5,000,000 as of the date of this Statement.

        ________  d.    Any trust, with total assets in excess of $5,000,000 as
                        of the date of this Statement, not formed for the specific purpose of making this investment, whose purchase is directed by a "sophisticated person"(1) as described in Rule 506(b)(2)(ii) of Regulation D.

C.       Sophisticated Investor Representation

      Even though a prospective investor fails to meet the criteria set forth in items 1 through 5 of Section B above, under certain circumstances, Gilman may accept as an investor who Gilman determines, in its sole discretion, either alone or with their purchaser representative(s), has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in securities of Gilman.

         Please provide the following information:

         1.       College: ____________________   Degree: ______   Year: _______

                  Graduate School: ____________   Degree: ______   Year: _______

         2.       Nature of Business/or Employment: ____________________________

                  Position and Duties: _________________________________________

                  Please list any other prior occupations or duties during the past 5 years:

                  ______________________________________________________________

                  ______________________________________________________________

         3. I have personally invested in excess of $_________ over the past 5 years, including investments during such period in excess of $_________ in securities with limited liquidity.

         4. I consider myself to be an experienced and sophisticated investor.

                           Yes ___________           No ___________

         5. I understand the full nature and risk of investment in securities of Gilman and I feel I can afford the complete loss of the investment.

                           Yes ___________           No ___________

         6. Stated below are the types of investments I have made in the past 5 years, with particular attention to investment in securities with limited liquidity.

                  ______________________________________________________________

                  ______________________________________________________________

----------
(1) A "sophisticated person" has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

         7. I will have an attorney, accountant, investment advisor or other consultant review an investment in securities of Gilman.

                           Yes ___________           No ___________

                  If yes, please indicate name and business address or each such advisor:

                  Name: __________________________   Telephone: ________________

                  Profession or Occupation: ____________________________________

                  Firm: ________________________________________________________

                  Address: _____________________________________________________

         8. I will designate a purchaser representative* to assist me in evaluating the merits and risks of an investment in securities of Gilman.

                           Yes ___________           No ___________

                  If yes, please indicate name and business address:

                  Name: __________________________   Telephone: ________________

                  Profession or Occupation: ____________________________________

                  Firm: ________________________________________________________

                  Address: _____________________________________________________

      The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company (severally and not jointly) as follows:

      i. The undersigned is acquiring the securities for the undersigned's own account as principal, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such securities.

      ii. The undersigned acknowledges its understanding that the issuance of the securities is intended to be exempt from registration under the Act by virtue of Section 4(2) of the Securities Act of 1933, as amended (the "Act") and the provisions of Regulation D thereunder.

      iii. The undersigned, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the securities, and has so evaluated the merits and risks of such investment.

      iv. The undersigned has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company.

      v. The undersigned has received and reviewed the materials set forth on
Schedule I hereto and has made an independent investigation of the Company's business, been provided an opportunity to obtain additional information concerning the Company undersigned deems necessary to make an investment decision and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

----------
* The purchaser representative must also provide the information in Section C.

      vi. The undersigned represents, warrants and agrees that undersigned will not sell or otherwise transfer the securities unless registered under the Act or in reliance upon an exemption therefrom, and fully understands and agrees that undersigned must bear the economic risk of his purchase for an indefinite period of time because, among other reasons, the securities or underlying securities have not been registered under the Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and under the applicable securities laws of such states or an exemption from such registration is available. The undersigned also understands that the Company is under no obligation to register the securities on his behalf or to assist the undersigned in complying with any exemption from registration under the Act. The undersigned further understands that sales or transfers of the securities or underlying securities are restricted by the provisions of state securities laws.

      IN WITNESS WHEREOF, the undersigned has executed this Statement this _____ day of ______________, 2007.


                             ___________________________________________________
                             (Signature)


                             ___________________________________________________
                             (Printed or typed name)
                             (Title if signing on behalf of an entity)


                             ___________________________________________________
                             (Second signature--required if securities of Gilman will be held in more than one name)


                             ___________________________________________________
                             (Printed or typed name)
                             (Title if signing on behalf of an entity)